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                                                                   Exhibit 10.48

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 7
                             TO RECEIVABLES PURCHASE
                             AND SERVICING AGREEMENT

         AMENDMENT NO. 7 TO RECEIVABLES PURCHASE AND SERVICING AGREEMENT ("Amendment No. 7"), dated as of February 16, 1999, by and among U.S. HOMECARE FUNDING CORPORATION, a Delaware corporation (the "Seller"), THE CHASE MANHATTAN BANK (together with its successors and assigns, the "Purchaser"), and as Advisor (the "Advisor"), U.S. HOMECARE CORPORATION, a New York corporation, in its individual capacity (as such, together with its successors and assigns, the "Parent") and as servicer (together with its successors and permitted assigns, the "Servicer") and each of the Health Care Providers, in their individual capacities and as Subservicers (the "Health Care Providers").

                              W I T N E S S E T H:

         WHEREAS, the Seller, the Purchaser, the Advisor, the Servicer and the Health Care Providers have entered into a Receivables Purchase and Servicing Agreement (the "Facility"), dated as of November 5, 1993, as previously amended (the "Purchase Agreement");

         WHEREAS, all capitalized terms that are used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement; and

         WHEREAS, the Seller, the Purchaser, the Advisor, the Health Care Providers and the Servicer desire to amend the Purchase Agreement to extend the Termination Date, all as hereinafter set forth;

         NOW, THEREFORE, the parties agree as follows:

         SECTION 1. Amendments to Article I. The definition of "Termination Date" is amended by deleting such definition in its entirety and substituting therefor the following:

                  "Termination Date" means the earlier of (a) March 5, 1999 or
                  (b) the date of declaration or automatic occurrence of the Termination Date pursuant to Section 8.01.

         SECTION 2. The Seller will reimburse the Purchaser for all legal expenses and disbursements in connection with preparation of this Amendment. Such amounts will be paid by deduction of such amounts from the proceeds payable to the Seller on the first Receivables Purchase Date following the date of this Amendment.

         SECTION 3. The parties hereby confirm and ratify the terms of the Purchase Agreement as amended hereby.
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         IN WITNESS WHEREOF, the parties have caused this Amendment to Purchase
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


U.S. HOMECARE FUNDING CORPORATION,
  as Seller

         By:    ___________________________
                Name:
                Title: Chief Financial Officer


THE CHASE MANHATTAN BANK,
  as Purchaser and as Advisor

         By:    ___________________________
                Name:
                Title:


U.S. HOMECARE CORPORATION,
  as Servicer

         By:    ___________________________
                Name:
                Title:
                Address:
                Attention:  President
                Telephone number:
                Telecopier number:


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U.S. HOMECARE CORPORATION
AFFILIATED HOME CARE OF WESTCHESTER, INC.
U.S. HOMECARE CORPORATION OF NORTHERN WESTCHESTER, INC.
U.S. HOMECARE CORPORATION OF MANHATTAN
U.S. HOMECARE CORPORATION OF THE BRONX
U.S. HOMECARE CERTIFIED CORPORATION OF NEW YORK
U.S. HOMECARE CORPORATION OF ALBANY
U.S. HOMECARE INFUSION THERAPY PRODUCTS CORPORATION
U.S. HOMECARE INFUSION THERAPY SERVICES CORPORATION OF NEW JERSEY
U.S. HOMECARE CORPORATION OF CONNECTICUT
U.S. HOMECARE CERTIFIED CORPORATION OF CONNECTICUT
U.S. HOMECARE CORPORATION OF PENNSYLVANIA
U.S. HOMECARE CERTIFIED CORPORATION OF PENNSYLVANIA


         By:    ___________________________
                Name:
                Title:
                Address:


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